Item 5.  Other Events

Press release on the following article:

1. First Financial Bancorp announces year to date and fourth quarter 2000 earnings.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:         02/09/01               FIRST FINANCIAL BANCORP
      ------------------------             (Registrant)


                                      /s/ Allen R. Christenson
                                 By:
                                      Allen R. Christenson
                                      Senior Vice President
                                      Chief Financial Officer